EXHIBIT 99.2

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS

CASE NUMBER:  400-42142-BJH-11                          02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY RTURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                   CHIEF FINANCIAL OFFICER
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

DREW KEITH                                             10/20/00
---------------------------------------    -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE

PREPARER:

/s/ KEVIN K. CRAIG                             CONTROLLER, KITTY HAWK INC.
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE

KEVIN K. CRAIG                                         10/20/00
---------------------------------------    -------------------------------------
PRINTED NAME OF PREPARER                                 DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-1

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------
                                                                      MONTH              MONTH          MONTH
                                               SCHEDULE     -------------------------------------------------------
ASSETS                                          AMOUNT              JULY, 2000       AUGUST, 2000   SEPTEMBER, 2000
-------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                          $16,904            $19,828            $19,828            $20,999
-------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                 $0                 $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                 $16,904            $19,828            $19,828            $20,999
-------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)              $29,303,045        $13,873,703        $13,717,956        $13,849,296
-------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                               $1,508,508         $1,104,619         $1,206,572         $1,210,921
-------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                $0                 $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                        $2,294,717        $16,173,464        $23,550,426        $18,995,513
-------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                   $111,256,463       ($34,118,803)      ($34,447,938)      ($38,185,016)
-------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                  $144,379,636        ($2,947,189)        $4,046,844        ($4,108,287)
-------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT           $166,772,560       $212,648,602       $214,529,654       $216,740,218
-------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                          $0        $45,203,789        $47,984,317        $50,085,837
-------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                             $166,772,560       $167,444,813       $166,545,337       $166,654,381
-------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                  $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                      $0         $4,183,185         $4,246,413         $4,233,225
-------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                             $0                 $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                          $311,152,196       $168,680,809       $174,838,594       $166,779,319
-------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                           $6,738,112         $9,826,308         $3,279,599
-------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                 $97,855           $133,084           $177,474
-------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                       $10,146,991        $12,836,289        $12,125,292
-------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                               $16,982,958        $22,795,681        $15,582,365
-------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                              $31,900,000        $31,900,000        $31,900,000
-------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                           $2,177,962                 $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                        $184,252,878        $22,945,688        $31,653,125        $31,483,613
-------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                             $0        $27,430,548        $20,047,980        $20,106,252
-------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES         $186,430,840        $82,276,236        $83,601,105        $83,489,865
-------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                     $186,430,840        $99,259,194       $106,396,786        $99,072,230
-------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                $69,645,449        $69,645,449        $69,645,449
-------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                            ($223,834)       ($1,203,641)       ($1,938,360)
-------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                                               $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0        $69,421,615        $68,441,808        $67,707,089
-------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                        $186,430,840       $168,680,809       $174,838,594       $166,779,319
-------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-2

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

INCOME STATEMENT
---------------------------------------------------------------------------------------------------------
                                                MONTH          MONTH          MONTH
                                           ----------------------------------------------    QUARTER
REVENUES                                        JULY, 2000   AUGUST, 2000 SEPTEMBER, 2000     TOTAL
---------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                         $15,478,531    $17,080,444    $15,924,012     $48,482,987
---------------------------------------------------------------------------------------------------------
2.      LESS:  RETURNS & DISCOUNTS                      $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
3.      NET REVENUE                            $15,478,531    $17,080,444    $15,924,012     $48,482,987
---------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
4.      MATERIAL                                        $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                    $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                 $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                        $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                           $15,478,531    $17,080,444    $15,924,012     $48,482,987
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
9.      OFFICER/INSIDER COMPENSATION               $31,250        $39,583        $26,041         $96,874
---------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                             $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                $1,159,341     $1,329,344       $971,496      $3,460,181
---------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                            $2,969,654     $2,909,257     $2,811,557      $8,690,468
---------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                    $11,709,977    $13,983,496    $12,866,022     $38,559,495
---------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES               $15,870,222    $18,261,680    $16,675,116     $50,807,018
---------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                         ($391,691)   ($1,181,236)     ($751,104)    ($2,324,031)
---------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)          ($12,710)            $0             $0        ($12,710)
---------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)               $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                          $464,387       $438,587       $459,989      $1,362,963
---------------------------------------------------------------------------------------------------------
19.     DEPRECIATION/DEPLETION                          $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                               $13,188        $13,188        $13,188         $39,564
---------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                             $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES               $464,865       $451,775       $473,177      $1,389,817
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                               $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                            ($250)            $0           $250              $0
---------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                             $0             $0             $0              $0
---------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                ($250)            $0           $250              $0
---------------------------------------------------------------------------------------------------------
27.     INCOME TAX                               ($342,523)     ($653,205)     ($489,813)    ($1,485,541)
---------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                        ($513,783)     ($979,806)     ($734,718)    ($2,228,307)
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-3

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

---------------------------------------------------------------------------------------------------------
                                             MONTH           MONTH            MONTH
CASH RECEIPTS AND                       -------------------------------------------------    QUARTER
DISBURSEMENTS                                JULY, 2000     AUGUST, 2000 SEPTEMBER, 2000      TOTAL
---------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                 $20,429          $19,828         $19,828         $20,429
---------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------
2.    CASH SALES                                     $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------
3.    PREPETITION                                    $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
4.    POSTPETITION                          $15,410,798      $13,795,281     $13,347,575     $42,553,654
---------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS              $15,410,798      $13,795,281     $13,347,575     $42,553,654
---------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                 $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                 $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                  ($15,411,399)    ($13,795,281)   ($13,346,404)   ($42,553,084)
---------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS         ($15,411,399)    ($13,795,281)   ($13,346,404)   ($42,553,084)
---------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                              ($601)              $0          $1,171            $570
---------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                      $19,828          $19,828         $20,999         $20,999
---------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                                                     $0
---------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                                                              $0
---------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                                                   $0
---------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                                                           $0
---------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                                                       $0
---------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                                                       $0
---------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                                                             $0
---------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                                                $0
---------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                                                          $0
---------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                                                   $0
---------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                                                           $0
---------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                                                        $0
---------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                                                     $0
---------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                                             $0
---------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                  $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                              $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                              $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                            $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                  $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                            $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                               ($601)              $0          $1,171            $570
---------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                       $19,828          $19,828         $20,999         $20,999
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-4

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

---------------------------------------------------------------------------------------------------------------------
                                                                           MONTH           MONTH          MONTH
                                                        SCHEDULE     ------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                AMOUNT         JULY, 2000     AUGUST, 2000   SEPTEMBER, 2000
---------------------------------------------------------------------------------------------------------------------
1.     0-30                                            $27,808,237      $10,277,439     $10,026,085      $11,884,702
---------------------------------------------------------------------------------------------------------------------
2.     31-60                                              $648,873         $293,233         $33,394          ($2,325)
---------------------------------------------------------------------------------------------------------------------
3.     61-90                                              $923,454       $1,739,857         ($4,864)        ($87,831)
---------------------------------------------------------------------------------------------------------------------
4.     91+                                                ($77,519)        $403,210      $1,173,445       $1,256,785
---------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                       $29,303,045      $12,713,739     $11,228,060      $13,051,331
---------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE
---------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                       $29,303,045      $12,713,739     $11,228,060      $13,051,331
---------------------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                                     MONTH: SEPTEMBER, 2000
---------------------------------------------------------------------------------------------------------------------
                                           0-30               31-60            61-90             91+
TAXES PAYABLE                              DAYS                DAYS             DAYS            DAYS         TOTAL
---------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                                 $0               $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
2.     STATE                             $177,474               $0               $0              $0         $177,474
---------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                                    $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                      $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE               $177,474               $0               $0              $0         $177,474
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                  $718,732       $1,312,894       $1,226,588         $21,385       $3,279,599
---------------------------------------------------------------------------------------------------------------------


STATUS OF POSTPETITION TAXES                                                 MONTH: SEPTEMBER, 2000
---------------------------------------------------------------------------------------------------------------------
                                                         BEGINNING          AMOUNT                           ENDING
                                                            TAX         WITHHELD AND/       AMOUNT             TAX
FEDERAL                                                  LIABILITY*       0R ACCRUED         PAID           LIABILITY
---------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                            $0         $984,600        $984,600               $0
---------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                          $0                                                $0
---------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                          $0                                                $0
---------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                             $0                                                $0
---------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                   $0               $0              $0               $0
---------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                      $0                                                $0
---------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                      $0         $984,600        $984,600               $0
---------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                              $0                                                $0
---------------------------------------------------------------------------------------------------------------------
9.     SALES                                                    $0                                                $0
---------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                             $133,084          $44,390                         $177,474
---------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                             $0                                                $0
---------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                            $0                                                $0
---------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                        $0                                                $0
---------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                      $0                                                $0
---------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                $133,084          $44,390              $0         $177,474
---------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                        $133,084       $1,028,990        $984,600         $177,474
---------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-5

CASE NUMBER:  400-42142-BJH-11                          02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                      MONTH: SEPTEMBER, 2000
BANK RECONCILIATIONS
                                              Account #1           Account #2        Account #3
--------------------------------------------------------------------------------------------------------------
A.          BANK:                              Bank One
--------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                   100130152                                                 TOTAL
--------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                Operating Account
--------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                         $0                                               $0
--------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                   $0                                               $0
--------------------------------------------------------------------------------------------------------------
3.     SUBTRACT:  OUTSTANDING CHECKS                      $0                                               $0
--------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                          $371                                             $371
--------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                      $371              $0              $0             $371
--------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                                DATE OF              TYPE OF          PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE           INSTRUMENT           PRICE           VALUE
--------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                  $0               $0
--------------------------------------------------------------------------------------------------------------


CASH
--------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                               $20,628
--------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                      $20,999
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-6

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH: SEPTEMBER 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                INSIDERS
--------------------------------------------------------------------------
                        TYPE OF                  AMOUNT        TOTAL PAID
         NAME           PAYMENT                  PAID            TO DATE
--------------------------------------------------------------------------
1.   Clark Stevens      Salary                  $15,208          $73,541
--------------------------------------------------------------------------
2.   Donny Scott        Salary                  $10,833          $44,166
--------------------------------------------------------------------------
3.   Susan Hawley       Salary                       $0          $41,667
--------------------------------------------------------------------------
4.
--------------------------------------------------------------------------
5.
--------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                $26,041         $159,374
--------------------------------------------------------------------------


                                            PROFESSIONALS
------------------------------------------------------------------------------------------------------
                          DATE OF COURT                                                     TOTAL
                        ORDER AUTHORIZING      AMOUNT          AMOUNT      TOTAL PAID     INCURRED
             NAME            PAYMENT          APPROVED          PAID         TO DATE     & UNPAID*
------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC.  MOR - CASE#  400-42141-BJH-11
------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                             $0             $0            $0            $0
------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
----------------------------------------------------------------------------------------
                                                 SCHEDULED       AMOUNTS
                                                  MONTHLY          PAID         TOTAL
                                                 PAYMENTS         DURING       UNPAID
 NAME OF CREDITOR                                   DUE           MONTH     POSTPETITION
----------------------------------------------------------------------------------------
1.   PEGASUS                                      $403,000       $403,000         $0
----------------------------------------------------------------------------------------
2.   REPUBLIC                                     $269,166       $269,166         $0
----------------------------------------------------------------------------------------
3.   PROVIDENT                                    $125,000       $125,000         $0
----------------------------------------------------------------------------------------
4.   COAST BUSINESS                               $262,000       $262,000         $0
----------------------------------------------------------------------------------------
5.   WELLS FARGO                                        $0             $0         $0
----------------------------------------------------------------------------------------
6.   TOTAL                                      $1,059,166     $1,059,166         $0
----------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL  BASIS-7

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96


                                                        MONTH:  SEPTEMBER, 2000
QUESTIONNAIRE
------------------------------------------------------------------------------
                                                                 YES       NO
------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                        X
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                          X
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                   X
    LOANS) DUE FROM RELATED PARTIES?
------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                  X
    THIS REPORTING PERIOD?
------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                        X
    DEBTOR FROM ANY PARTY?
------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                      X
    PAST DUE?
------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                          X
    DELINQUENT?
------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                         X
    REPORTING PERIOD?
------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------

------------------------------------------------------------------------------


INSURANCE
------------------------------------------------------------------------------
                                                               YES         NO
------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER      X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                      X
------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                              INSTALLMENT PAYMENTS
------------------------------------------------------------------------------
TYPE OF                                                         PAYMENT AMOUNT
 POLICY                           CARRIER     PERIOD COVERED      & FREQUENCY
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SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
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
CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

DETAILS OF OTHER ITEMS                               SEPTEMBER, 2000


ACCRUAL BASIS-1

8.   OTHER (ATTACH  LIST)                              $ (38,185,016)Reported
                                              -----------------------
        Intercompany Receivables                         (42,337,254)
        Deposits - State Street Bank (TA Air)              3,534,696
        Deposits - Landing & Parking                          25,000
        Deposits - Ventura Aerospace                          65,125
        Deposits - Rent                                      112,723
        Deposits - Misc                                      300,709
        Intangible - Mather                                  113,985
                                              -----------------------
                                                         (38,185,016)Detail
                                              -----------------------
                                                                   - Difference


14.  OTHER (ATTACH  LIST)                                $ 4,233,225 Reported
                                              -----------------------
        Deposits - Aircraft Leases                         2,940,816
        Intangible - ATAZ STC                              1,292,409
                                              -----------------------
                                                           4,233,225 Detail
                                              -----------------------
                                                                   - Difference


22.  OTHER (ATTACH  LIST)                               $ 12,125,292 Reported
                                              -----------------------
        Accrued A/P                                        2,439,936
        Deposit held for ATAZ sale                           150,000
        Accrued Salaries & Wages                           1,219,910
        Accrued 401K & Misc PR Deductions                     57,232
        Accrued PR Taxes (FICA)                               92,668
        Accrued Fuel Exp                                   7,326,426
        Accrued Interest                                     985,841
        Accrued Maintenance Reserves                       1,146,995
        Accrued Fed Income Tax (Post)                     (1,293,716)
                                              -----------------------
                                                          12,125,292 Detail
                                              -----------------------
                                                                   - Difference


27.  OTHER (ATTACH LIST)                                $ 20,106,252 Reported
                                              -----------------------
        Accrued A/P                                        5,322,148
        Accrued Maintenance Reserves                      10,267,512
        Accrued Fed Income Tax (Pre)                       3,332,363
        Accrued Taxes - Other                                    552
        FINOVA Equip Accrued                                 381,177
        Pegasus Lease Incentive                              802,500

                                              -----------------------
                                                          20,106,252 Detail
                                              -----------------------
                                                                   - Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

DETAILS OF OTHER ITEMS                               SEPTEMBER, 2000

ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                 $12,866,022 Reported
                                              -----------------------
        Aircraft Expense                                   2,340,638
        Maintenance                                        4,256,996
        Fuel                                               1,069,977
        Ops Wages-Flight                                   2,196,631
        Ops Wages-Grnd                                       723,764
        Ground Handling                                      925,515
        Other Operating Exp                                1,352,501

                                              -----------------------
                                                          12,866,022 Detail
                                              -----------------------
                                                                   - Difference

16   NON OPERATING INCOME (ATT.  LIST)                            $0 Reported
                                              -----------------------
        Interest Income                                            - Detail
                                              -----------------------
                                                                   - Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH  LIST)                                (13,346,404)Reported
                                              -----------------------
        Transfer to Inc - all money sweeps               (13,346,404)Detail
                                              -----------------------
           to KH Inc. Case #400-42141                              - Difference
                                              -----------------------